UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2020

GSRX INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	333-141929	14-1982491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Building No. 3, P.E. 606, int. Jose Efron Ave.

Dorado, Puerto Rico 00646

(Address of principal executive offices, and zip code)

(214) 808-8649

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director and Officer Departures

On March 10, 2020, in accordance with Sections 78.320 and 78.335(1) of the Nevada Revised Statute (NRS) and as authorized by the bylaws of GSRX Industries Inc. (the “Company” or “GSRX”), Chemesis International Inc. (“Voting Shareholder”), GSRX’s largest shareholder which controls over 2/3 of the voting power entitled to with respect to the removal and appointment of members of GSRX’s board of directors, acted by written consent and voted to remove Mr. Christian Briggs, Mr. Steven Farkas and Mr. Leslie Ball without cause from the GSRX Board of Directors.

Effective March 10, 2020, Mr. Briggs, Mr. Farkas and Mr. Ball are no longer directors of the Company. Mr. Ball was removed from his position as President and Chief Executive Officer effective the same date.

Section 78.320(2) of the NRS and Section 2.10 of the Company’s bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Section 78.335(1) of the NRS and Section 3.4 of the Company’s bylaws provide that any director or one or more of the incumbent directors may be removed as a director only by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

(c) New Officer Appointments

To fill the resulting vacancy, effective March 10, 2020, the Voting Shareholder appointed Troy Nihart (age 42) as Interim CEO and President.

Mr. Nihart brings an extensive background in business operations that have included a focus on profit and loss optimization, strategic planning, finance and financial reporting. Prior to joining the Corporation, he served as a Strategic Advisor of Iso International, LLC from July 2018 through January 2020. He also served as COO of Iso International, LLC DBA Isodiol from January 2016 through June 2017 and as President of Iso International, LLC from June 2017 through June 2018. Additionally, he served as President for HempMeds from 2013 through 2016 and was a Co-Founder of Kannaway in 2014.

There are no family relationships among Mr. Nihart and the members of the Board of Directors of the Registrant or the other members of senior management of the Registrant.

(d) New Directors Elected

On March 10, 2020, the Voting Shareholder elected Mr. Jeffery Rogers to serve as a director of the Corporation.

Additionally, Mr. Nihart was also elected by the Voting Shareholder to the Board as Chairman effective the same date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSRX INDUSTRIES INC.

Dated: May 12, 2020	By:	/s/ Troy Nihart
	Name:	Troy Nihart
	Title:	Interim President and CEO